                                                                   Exhibit 10.13
                                 MEDIFAX, INC.
                       6201 POWERS FERRY ROAD, SUITE 250
                             ATLANTA, GEORGIA 30339




                                 April 1, 1995





Mr. Edward L. Samek
669 Brooke Road
Wayne, Pennsylvania  19087


                                 Medifax, Inc.
                             Stock Option Agreement
                             ----------------------


Dear Mr. Samek:

     Pursuant to the Securities Purchase Agreement, dated as of December 2, 1994 (the "Securities Purchase Agreement"), between Medifax, Inc., a Missouri corporation (the "Company"), and you, and in consideration of the securities purchased thereunder, the Company has granted to you on this date an option
(the "Option") to purchase the number of shares of the Company's Common Stock, $.01 par value ("Common Stock"), set forth below. Such shares (as the same may be adjusted as described in Section 7 below) are herein referred to as the "Option Shares". The other terms and conditions of the Option are set forth below.

     This Stock Option Agreement is the "Final Option" granted pursuant to
Section 1.01 of the Securities Purchase Agreement and is entitled to the benefits of, and is subject to, the terms thereof.

     l. NUMBER OF SHARES; DATE OF GRANT. The number of shares of Common Stock subject to the Option shall be 327,565. The Option is granted to you as of April 1, 1995.

     2. TERMINATION OF OPTION. Your right to exercise the Option (and to purchase the Option Shares) shall expire and terminate in all events on December 1, 2004.


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     3. OPTION PRICE. The purchase price to be paid upon the exercise of the
Option is $5.23 per share.

     4. EXERCISE OF OPTION. (a) You are entitled to exercise the Option (and purchase any Option Shares) in part or in its entirety on and as of the date hereof until the date on which the Option expires and terminates pursuant to Section 2 hereof.

     (b) To exercise the Option, you must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with payment of the full option price for the Option Shares being purchased. Payment of the option price must be made in cash or by personal or certified check.

     5. TRANSFERABILITY OF OPTION. The Option may not be transferred by you, other than (i) by will or the laws of descent and distribution or (ii) to your spouse, natural or adopted children or grandchildren, or parents, to one or more trusts for the benefit of you or any of those persons, or to one or more partnerships in which you and any of those persons are the sole partners, in any case to the extent permitted by Rule 16b under the Exchange Act, if applicable, and if there is no consideration paid to you for the transfer.

     6. REPRESENTATIONS. (a) You represent and warrant to the Company that, upon exercise of the Option, you will be acquiring the Option Shares for your own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of any applicable securities laws, and you understand that (i) neither the Option nor the Option Shares have been registered with the Securities and Exchange Commission by reason of their issuance in a transaction exempt from the registration requirements and (ii) the Option Shares must be held indefinitely by you unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration. The stock certificates for any Option Shares issued to you will bear the following legend:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
        NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
        1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE
        DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER
        THAT ACT OR AN EXEMPTION FROM REGISTRATION IS
        AVAILABLE.

     (b) You further represent and warrant that you understand the Federal, state and local income tax consequences of the granting of the Option with respect to any Option Shares, the exer-


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cise the Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares.

     7. ADJUSTMENTS; RECAPITALIZATION, RECLASSIFICATION. In the event that, after the date hereof, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company through recapitalization, reclassification, stock split, split-up, combination or exchange of Shares or declaration of any dividends payable in Common Stock, then, the Board of Directors of the Company shall appropriately adjust the number of shares of Common Stock (and the option or purchase price per share) subject to the unexercised portion of the Option (to the nearest possible full share), and such adjustment shall be effective and binding for all purposes of this Agreement.

     8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. If any one or more provisions of this Agreement shall be found to be illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.


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     Please acknowledge receipt of this Agreement by signing the enclosed copy of this Agreement in the space provided below and returning it promptly to the Secretary of the Company.


                                        MEDIFAX, INC.


                                        By  /s/ Haines Hargrett
                                          -----------------------------------





Accepted and Agreed to
As of April 1, 1995:

/s/ Edward L. Samek
---------------------------------
Edward L. Samek

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                                 MEDIFAX, INC.

                              OPTION EXERCISE FORM

     I, Edward L. Samek, do hereby exercise the right to purchase    shares
of Common Stock, $.01 par value, of Medifax, Inc. pursuant to the Option granted to me on December 2, 1994 under the Letter Agreement, dated as of December 2, 1994, and as modified on April 1, 1995, between Medifax, Inc.
and me. Enclosed herewith is $     , an amount equal to the total exercise
price for the shares of Common Stock being purchased pursuant to this Option Exercise Form.


Date:
     -----------------------------       ------------------------------------
                                                Signature




     Send a completed copy of this Option Exercise Form to:

                                 Medifax, Inc.
                       6201 Powers Ferry Road, Suite 250
                             Atlanta, Georgia 30339
                              Attention: Secretary

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                                 MEDIFAX, INC.
                AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT



     THIS AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT is entered into this 8th day of February, 1996 by and between MEDIFAX, Inc., a Missouri corporation ("Corporation"), and EDWARD L. SAMEK ("Employee").

                                   WITNESSETH:

     WHEREAS, the Board of Directors and the shareholders of the Corporation have approved the amendment of the Nonqualified Stock Option Agreement "D" dated 4/1/95, by and between the Corporation and the Employee (the "Agreement") as provided below; and

     WHEREAS, the Corporation and the Employee desire to amend the Agreement as provided below;

     NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived, the parties agree as follows:

     The option price per share, defined in paragraph 3 of the Agreement, is amended from $5.21 to $4.23.

     Except as modified herein, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf, and the Employee has hereunto set his hand, as of the day and year first above written.


MEDIFAX, INC.

By   /s/ Haines Hargrett
  ------------------------
  Treasurer

/s/ Edward L. Samek
---------------------------
Option Holder




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                                 MEDIFAX, INC,
            SECOND AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT



        THIS AMENDMENT TO NONQUALIFIED STOCK OPTION AGREEMENT is entered into this 19th day of July, 1996 by and between MEDIFAX, Inc., a Missouri corporation ("Corporation"), and EDWARD L. SAMEK ("Employee").

                                   WITNESSETH:

        WHEREAS, the Board of Directors and the shareholders of the Corporation have approved the amendment of the Nonqualified Stock Option Agreement "D" dated 4/1/95, by and between the Corporation and the Employee (the "Agreement") as provided below; and

        WHEREAS, the Corporation and the Employee desire to amend the Agreement as provided below;

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived, the parties agree as follows:

        The number of shares granted under Paragraph 1 of the Agreement is amended to 328,516.

        Except as modified herein, the Agreement shall remain in full force and effect:

        IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf, and the Employee has hereunto set his hand, as of the day and year first above written.


MEDIFAX, INC.

By /s/ Haines Hargrett
  ----------------------------
  Treasurer


/s/ Edward L. Samek
------------------------------
Option Holder